                           ACKNOWLEDGMENT AND WAIVER
                                     TO THE
               INVENTORY AND WORKING CAPITAL FINANCING AGREEMENT

            This  ACKNOWLEDGMENT  AND WAIVER  ("Waiver")  TO THE  INVENTORY  AND
WORKING  CAPITAL  FINANCING  AGREEMENT  is made as of  December  14, 2001 by and between Datatec Industries,  Inc., a Delaware  corporation  ("Customer") and IBM
Credit Corporation, a Delaware corporation ("IBM Credit").

                                   RECITALS:

            WHEREAS,  Customer  and IBM Credit have  entered  into that  certain
Inventory and Working Capital Financing  Agreement dated as of November 10, 2000
(as  amended,  supplemented  or  otherwise  modified  from  time  to  time,  the
"Agreement");

            WHEREAS,  Customer  is in  default  of one or more of its  financial covenants contained in the Agreement (as more specifically  explained in Section
2 hereof); and

            WHEREAS, IBM Credit is willing to waive such defaults subject to the conditions set forth below.

                                   AGREEMENT

            NOW THEREFORE,  in  consideration  of the premises set forth herein, and for other good and  valuable  consideration,  the value and  sufficiency  of which is hereby  acknowledged,  the parties  hereto agree that the  Agreement is amended as follows:

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2. Acknowledgment.

            Customer  acknowledges  that the  financial  covenants  set forth in
Attachment  A to the  Agreement  are  applicable  to the  financial  results  of
Customer for the fiscal  quarter ending July 31, 2001, and Customer was required to maintain such financial covenants at all times. Customer further acknowledges its actual attainment was as follows:

                                          Covenant                            Covenant
       Covenant                           Requirement                         Actual
       --------                           -----------                         ------

(a)    Revenue on an Annual Basis         Greater than Zero and               -4.5:1.0
       to Working Capital                 Equal to or Less than 25.0:1.0

(b)    Net Profit after Tax to Revenue    Equal to or Greater than            -1.7%
                                          0.1 percent

(c)    Tangible Net Worth                 Equal to or Greater than           ($1,114,566)
                                          $2,500,000

Section 3.  Waivers to  Agreement.  IBM Credit  hereby  waives the  defaults  of
Customer  with the terms of the  Agreement  to the extent such  defaults are set forth in Section 2 hereof.

Section  4.  Conditions  to  Effectiveness  of  Waiver.  The waiver set forth in
Section 3 hereof  shall  become  effective  upon the  receipt by IBM Credit from
Customer of this Waiver executed by Customer.

Section 5. Rights and Remedies.  Except to the extent specifically waived herein
IBM Credit  reserves any and all rights and remedies  that IBM Credit now has or may have in the future with respect to Customer, including any and all rights or remedies  which it may have in the future as a result of  Customer's  failure to comply  with  its  financial  covenants  to IBM  Credit.  Except  to the  extent specifically  waived herein neither this Waiver,  any of IBM Credit's actions or
IBM Credit's failure to act shall be deemed to be a waiver of any such rights or remedies.

Section 6.  Governing  Law. This Waiver shall be governed by and  interpreted in accordance with the laws which govern the Agreement.

Section  7.  Counterparts.  This  Waiver  may  be  executed  in  any  number  of counterparts,  each  of  which  shall  be an  original  and all of  which  shall constitute one agreement.

            IN WITNESS WHEREOF, this Waiver has been executed by duly authorized representatives of the undersigned as of the day and year first above written.

IBM Credit Corporation                    Datatec Industries, Inc.

By: /s/ Steven Flanagan                   By: /s/ Isaac Gaon
   -----------------------------------       -----------------------------------
Print Name: Steven Flanagan               Print Name: Isaac Gaon
            --------------------------               ---------------------------

Title: Manager of Special Handling        Title: Chairman and CEO
       -------------------------------           -------------------------------

Date: December 17, 2001                   Date: December 17, 2001
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